                                                   TOYOTA MOTOR CREDIT CORPORATION
                                    SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
                DISTRIBUTION DATE OF MARCH 17, 2003 FOR THE COLLECTION PERIOD FEBRUARY 1, 2003 THROUGH FEBRUARY 28, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                  Class A-1         Class A-2          Class A-3         Class A-4      Subordinated
                                                  ---------         ---------          ---------         ---------        Seller's
                             Total                 Balance           Balance            Balance           Balance         Interest
------------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL
DEAL PARAMETERS
--------------------
  Securities Balance    $1,455,000,000.00          $430,000,000.00 $320,000,000.00    $498,000,000.00  $207,000,000.00
  Subordinated
     Seller's Interest     $44,995,380.00                                                                             $44,995,380.00
  Receivables Pool
     Balance            $1,499,995,380.00
  Principal Factor             1.00000000               1.00000000      1.00000000         1.00000000       1.00000000   1.00000000
  Rate                                                    1.80000%          2.088%            2.6500%           3.344%       N/A
  Final Scheduled
     Payment Date                                November 17, 2003  March 15, 2005  November 15, 2006     May 15, 2009  May 15, 2009
  Number of Contracts              94,755
  Weighted Average
     A.P.R.                         6.26%
  Weighted Average
     Remaining Term                 49.53 months
  Servicing Fee Rate                1.00%

POOL DATA - PRIOR
MONTH
-----------------
  Securities Balance    $1,253,101,279.02          $228,101,279.02 $320,000,000.00    $498,000,000.00  $207,000,000.00
  Subordinated
     Seller's Interest     $44,995,380.00                                                                             $44,995,380.00
  Receivables Pool
     Balance            $1,298,096,659.02
  Securities Pool
     Factor                    0.86123799               0.53046809      1.00000000         1.00000000       1.00000000    1.00000000
  Number of Contracts              89,301
  Weighted Average
     A.P.R.                         6.26%
  Weighted Average
     Remaining Term                 46.13 months
  Precompute and
     Simple Interest
     Advances               $1,397,587.00
  Payahead Account
     Balance                  $186,245.26
  Interest Shortfall                $0.00                    $0.00           $0.00              $0.00            $0.00       N/A
  Principal Shortfall               $0.00                    $0.00           $0.00              $0.00            $0.00

POOL DATA - CURRENT
MONTH
-------------------
  Securities Balance    $1,207,190,934.83          $182,190,934.83 $320,000,000.00    $498,000,000.00  $207,000,000.00
  Subordinated
     Seller's Interest     $44,995,380.00                                                                             $44,995,380.00
  Receivables Pool
     Balance            $1,252,186,314.83
  Securities Pool
     Factor                    0.82968449               0.42369985      1.00000000         1.00000000       1.00000000
  Number of Contracts              87,823                                                                                 1.00000000
  Weighted Average
     A.P.R.                         6.26%
  Weighted Average
     Remaining Term                 45.32 months
  Precompute and Simple
     Interest Advances      $1,363,839.73
  Payahead Account
     Balance                  $175,364.30
  Interest Shortfall                $0.00                    $0.00           $0.00              $0.00            $0.00       N/A
  Principal Shortfall               $0.00                    $0.00           $0.00              $0.00            $0.00       N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
---------------
  Initial Deposit Amount                                                                                                       $0.00
  Specified Reserve Account Percentage                                                                                         0.00%
  Specified Reserve Account Amount                                                                                             $0.00
  Specified Reserve Account Percentage (IF CONDITION i OR ii MET)                                                              3.50%
  Specified Reserve Account Amount (IF CONDITION i OR ii MET)                                                         $42,251,682.72
  Beginning Balance                                                                                                            $0.00
  Total Withdraw                                                                                                               $0.00
  Amount Available for Deposit to the Reserve Account                                                                  $2,801,257.41
                                                                                                              ----------------------
  Reserve Account Balance Prior to Release                                                                             $2,801,257.41
  Reserve Account Required Amount                                                                                              $0.00
  Reserve Account Release to Seller                                                                                    $2,801,257.41
                                                                                                              ----------------------
  Ending Reserve Account Balance                                                                                               $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
  Total Amount Available                                                                                               $7,499,977.00

  Beginning of Period Balance                                                                                                  $0.00
  Draws                                                                                                                        $0.00
  Reimbursements                                                                                                               $0.00
                                                                                                              ----------------------
  End of Period Balance                                                                                                        $0.00

  Current Period Undrawn Amount                                                                                        $7,499,977.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------
                                                                                                  Vehicles            Amount
                                                                                                  --------            ------
      Liquidated Contracts                                                                           16
                                                                                                     --

      Gross Principal Balance of Liquidated Receivables                                                                 $174,446.56
      Net Liquidation Proceeds Received During the Collection Period                                                   ($119,702.05)
      Recoveries on Previously Liquidated Contracts                                                                      ($2,479.24)
                                                                                                                 -------------------

      Aggregate Credit Losses for the Collection Period                                                                  $52,265.27
                                                                                                                 -------------------

      Cumulative Credit Losses for all Periods                                                       43                 $195,129.42
                                                                                                     --          -------------------
      Repossessed in Current Period                                                                  19
                                                                                                     --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                         Charge-Off Rate
      Second Preceding Collection Period                                                                                       0.02%
      First Preceding Collection Period                                                                                        0.09%
      Current Collection Period                                                                                                0.05%
------------------------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                                            0.06%
Charge-off Rate Indicator ( > 2.25%)                                                                               CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------
                                                                                Percent      Contracts     Percent        Amount
                                                                                -------      ---------     -------        ------
    30-59 Days Delinquent                                                       0.42%           373         0.45%     $5,666,625.67
    60-89 Days Delinquent                                                       0.08%            67         0.09%     $1,112,395.09
    Over 89 Days Delinquent                                                     0.08%            72         0.09%     $1,122,997.47
                                                                                               -----                 ---------------
    Total Delinquencies                                                                         512                   $7,902,018.23
    -------------------                                                                        =====                 ===============
    Repossessed Vehicle Inventory                                                                41 *
    * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                        0.11%
    First Preceding Collection Period                                                                                         0.15%
    Current Collection Period                                                                                                 0.16%

------------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------------------------------
Three Month Average                                                                                                           0.14%
Delinquency Percentage Indicator ( > 2.25%)                                                                       CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

                                                      TOYOTA MOTOR CREDIT CORPORATION
                                     SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
                 DISTRIBUTION DATE OF MARCH 17, 2003 FOR THE COLLECTION PERIOD FEBRUARY 1, 2003 THROUGH FEBRUARY 28, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                            Class A-1         Class A-2     Class A-3    Class A-4   Subordinated
                                                            ---------         ---------     ---------    ---------     Seller's
                                             Total           Balance           Balance       Balance      Balance      Interest
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received              $45,735,897.63
  Interest Payments Received                $6,499,462.94
  Net Precomputed Payahead Amount              $10,880.96
  Aggregate Net Liquidation
     Proceeds Received                        $122,181.29
  Principal on Repurchased Contracts                $0.00
  Interest on Repurchased Contracts                 $0.00
                                        -----------------
  Total Collections                        $52,368,422.82
  Net Simple Interest Advance Amount          ($38,948.14)
  Net Precomputed Advance Amount                $5,200.87
                                        -----------------
  Total Available Amount                   $52,334,675.55

AMOUNTS DUE
-----------
  Servicing Fee                             $1,081,747.22
  Accrued and Unpaid Interest               $2,541,326.73
  Principal                                $45,910,344.19
  Reserve Account                           $2,801,257.41
                                        -----------------
  Total Amount Due                         $52,334,675.55

ACTUAL DISTRIBUTIONS

  Servicing Fee                             $1,081,747.22
  Interest                                  $2,541,326.73       $307,936.73  $556,800.00  $1,099,750.00   $576,840.00       N/A
  Principal                                $45,910,344.19    $45,910,344.19        $0.00          $0.00         $0.00     $0.00
  Reserve Account                           $2,801,257.41
                                        -----------------   ---------------  -----------  -------------   -----------     -----
  Total Amount Distributed                 $52,334,675.55    $46,218,280.92  $556,800.00  $1,099,750.00   $576,840.00     $0.00
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------

MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
Precomputed Contracts
---------------------
  Scheduled Principal Collections                                                         $455,505.54
  Prepayments in Full                                        54 contracts                 $111,681.64
  Repurchased Receivables Principal                                                             $0.00
  Payments Behind/Ahead on Repurchased Receivables                                              $0.00
  Total Collections                                                                       $608,270.51
  Advances - Reimbursement of Previous Advances                                                 $0.00
  Advances - Current Advance Amount                                                         $5,200.87
  Payahead Account - Payments Applied                                                      $10,880.96
  Payahead Account - Additional Payaheads                                                       $0.00


Simple Interest Contracts
-------------------------
  Collected Principal                                                                  $29,260,401.49
  Prepayments in Full                                      1408 contracts              $15,908,308.96
  Collected Interest                                                                    $6,458,379.61
  Repurchased Receivables Principal                                                             $0.00
  Repurchased Receivables Interest                                                              $0.00
  Advances - Reimbursement of Previous Advances                                            $38,948.14
  Advances - Current Advance Amount                                                             $0.00
  ------------------------------------------------------------------------------------------------------


                                               TOYOTA MOTOR CREDIT CORPORATION
                               SERVICER'S CERTIFICATE - TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
           DISTRIBUTION DATE OF MARCH 17, 2003 FOR THE COLLECTION PERIOD OF FEBRUARY 1, 2003 THROUGH FEBRUARY 28, 2003


------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A2                       Class A4
                                                                             --------                       --------
                                                                              Balance                        Balance
------------------------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR MARCH 17, 2003 PAYMENT DATE
One Month LIBOR                                                              1.33875%                       1.33875%
Spread                                                                       0.02000%                       0.05000%
                                                                             --------                       --------
Note Rates:                                                                  1.35875%                       1.38875%

Number of Days in Interest Period (Days)                                                  27                             27

INTEREST PAYMENTS
Interest Calculation for Current Interest Period                                  326,100.00                     215,603.44
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                              556,800.00                     576,840.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                             556,800.00                     576,840.00
   Proration %                                                0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                           326,100.00                     215,603.44
   Interest Payment to Noteholders (Swap Payments Incoming)                       326,100.00                     215,603.44

Net Swap Payment due to / (received from) Swap Counterparty                      (230,700.00)                   (361,236.56)



PRINCIPAL PAYMENTS
Beginning Notional Balance                                                    320,000,000.00                207,000,000.00
Principal Payment due to Investors                                                        --                            --
Ending Notional Balance                                                       320,000,000.00                207,000,000.00

SWAP TERMINATION PAYMENT                                                          N/A                            N/A

NOTE RATES FOR APRIL 15, 2003 PAYMENT DATE
One Month LIBOR                                                              1.28000%                       1.28000%
Spread                                                                       0.02000%                       0.05000%
                                                                             --------                       --------
Note Rates:                                                                  1.30000%                       1.33000%

Number of Days in Interest Period (Days)                                                  29                             29

-----------------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.



/s/ Lloyd Mistele
------------------------------------
Lloyd Mistele
Vice President - Treasury